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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 2, 2001
               Date of earliest event reported: December 12, 2000




                       ADVANCED FIBRE COMMUNICATIONS, INC.
                       -----------------------------------


         A Delaware                         Commission File                     I.R.S. Employer
         Corporation                        Number: 0-28734                     Identification No.
                                                                                68-0277743

                         1465 McDowell Boulevard, North
                           Petaluma, California 94954

                            Telephone: (707) 794-7700



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ITEM 5.  OTHER EVENTS.

On December 12, 2000, the Board of Directors of Advanced Fibre Communications, Inc. adopted Amended and Restated Bylaws in the form attached hereto as Exhibit 3(ii). The Board of Directors also resolved that the date for the 2001 Annual Meeting of Stockholders will be May 23, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Exhibits.

Exhibit No.   Description
-----------   -----------
3(ii)         Amended and Restated Bylaws of Advanced Fibre Communications, Inc.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED FIBRE COMMUNICATIONS, INC.


Date: January 2, 2001                   By:      /s/ R. Leon Blackburn
                                            ---------------------------------
                                             Name:  R. Leon Blackburn
                                             Title: Chief Accounting Officer
                                                    (Duly Authorized Signatory)


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                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
3(ii)         Amended and Restated Bylaws of Advanced Fibre Communications, Inc.



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